UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 20, 2007

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17859	02-0430695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Main Street, P.O. Box 9, Newport, New Hampshire 03773

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (603) 863-0886

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Beginning on April 20, 2007, First Community Bank posted a message from First Community Bank’s President and Chief Executive Officer on First Community Bank’s website, www.firstcommunitybankvt.com, regarding the proposed merger of First Community Bank with and into the bank subsidiary of New Hampshire Thrift Bancshares, Inc., Lake Sunapee Bank, fsb. A copy of the website posting is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	“A message from our president” posted on First Community Bank’s website beginning on April 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Hampshire Thrift Bancshares, Inc.

By:	/s/ Stephen W. Ensign
Name:	Stephen W. Ensign
Title:	Chairman, President and Chief Executive Officer

Date: May 9, 2007

Exhibit Index

Exhibit No.	Description

99.1	“A message from our president” posted on First Community Bank’s website beginning on April 20, 2007.